                                                                    EXHIBIT 99.1

                                                                  EXECUTION COPY



                                    WAIVER NO. 1 dated as of March 31, 2005
                           (this "Waiver"), to the Amended and Restated Credit Agreement dated as of September 1, 2004 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among COLLINS & AIKMAN PRODUCTS CO., a Delaware corporation (the "Borrower"), COLLINS & AIKMAN CORPORATION, a Delaware corporation ("Holdings"), the financial institutions from time to time party thereto (the "Lenders"), CREDIT SUISSE FIRST BOSTON, as syndication agent, DEUTSCHE BANK SECURITIES INC., as documentation agent, and JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent (in such capacity, the "Administrative Agent").

                  A. The Borrower has requested that the Required Lenders agree to waive certain provisions of the Credit Agreement as set forth herein.

                  B. The Required Lenders are willing so to waive such provisions of the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

                  C. Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

                  SECTION 1. Waivers. (a) The Required Lenders hereby waive the obligation to deliver (i) the consolidated balance sheets and related statements of income and cash flows as of the end of and for fiscal year 2004 as required to be delivered by Section 5.01(a) of the Credit Agreement (the "2004 Financial Statements"), (ii) the consolidated balance sheets and related statements of income and cash flows as of the end of and for the fiscal quarter ending March 31, 2005 as required to be delivered by Section 5.01(b) of the Credit Agreement (collectively with the 2004 Financial Statements, the "Covered Financial Statements") and (iii) the certificate required to be delivered by Section 5.01(c) of the Credit Agreement, but only to the extent such certificate relates to or would cover any of the Covered Financial Statements, in the case of clauses (i), (ii) and (iii) until the earlier of (x) the date on which an event of default, a termination event or a comparable event occurs under any Indebtedness having an outstanding principal amount exceeding $15,000,000 for failure to deliver any of the Covered Financial Statements (other than the Indentures (as defined below)), (y) the date that is 30 days after the date on which a notice of default for failure to deliver any of the Covered Financial Statements is delivered pursuant to any of the indentures (the "Indentures") with respect to the Permitted Senior Unsecured Notes and the Permitted Subordinated Notes or (z) June 15, 2005 (the period commencing on the date this Waiver becomes effective and ending on the earlier of the dates referred to in clauses (x), (y) and (z) of this Section being referred to herein as the "Covered Period").

                  (b) The Required Lenders hereby waive, during the Covered Period, the application of all representations and warranties in Article III of the Credit Agreement


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and in any certificates delivered under the Credit Agreement to the extent such representations and warranties relate to the Investigation (as defined below), except to the extent that the facts relating to the matters that are the subject of the Investigation become materially inconsistent with such facts previously disclosed to the Administrative Agent, and such inconsistency is materially adverse to the Lenders.

                  (c) The Required Lenders hereby waive, during the Covered Period, any Default arising from (i) the failure of the Borrower to comply with the requirements of Section 5.01(a), Section 5.01(b), Section 5.01(c), the first sentence of Section 5.09 (but only to the extent the first sentence of Section
5.09 relates to matters that are the subject of the Investigation) and Section
5.10 (but only to the extent Section 5.10 relates to the Borrower's obligation to file annual reports on Form 10-K or quarterly reports on Form 10-Q pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934) of the Credit Agreement, (ii) the application of any of the representations and warranties in
Article III of the Credit Agreement and in any certificates delivered under the Credit Agreement (to the extent limited by Section 1(b) above) and (iii) the failure to comply with the requirements of Section 6.15 of the Credit Agreement as to any period ending on or before December 31, 2004, but only to the extent such Default arises as a result of the matters that are the subject of the Investigation.

                  (d) The waivers provided for by paragraphs (a), (b) and (c) above shall terminate and expire at 11:59 p.m., New York City time, on the final day of the Covered Period, and at all times thereafter the Credit Agreement shall apply in all respects, and the Administrative Agent and the Lenders shall have all such rights and remedies, as if such waiver had never been granted.

                  SECTION 2. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and to each of the Lenders that:

                  (a) This Waiver has been duly authorized, executed and delivered by it and constitutes a legal, valid and binding obligation of each Loan Party party hereto, enforceable against such Loan Party in accordance with its terms.

                  (b) After giving effect to this Waiver, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

                  (c) After giving effect to this Waiver, no Default or Event of Default has occurred and is continuing.

                  (d) The Borrower's press releases dated as of March 17, 2005 and March 24, 2005, attached hereto as Annex A (such matters that are described therein collectively and all matters reasonably related thereto are referred to herein as the "Investigation") states all material facts, and does not omit to state any material facts, necessary to make the statements concerning the Investigation misleading in any material respect, in light of the circumstances in which they were made, as of the date hereof.

                                       2
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                  SECTION 3. Waiver Fee. In consideration of the agreements of the Required Lenders contained in this Waiver, the Borrower agrees to pay to the Administrative Agent, for the account of each Lender that delivers an executed counterpart of this Waiver prior to 5:00 P.M., New York City time, on March 31, 2005, a waiver fee (the "Waiver Fee") equal to 12.5 basis points on the aggregate amount of the Commitments and outstanding Term Loans of such Lender.

                  SECTION 4. Conditions to Effectiveness. This Waiver shall become effective as of March 31, 2005, when (a) the Administrative Agent shall have received (i) counterparts of this Waiver that, when taken together, bear the signatures of Holdings, the Borrower and the Required Lenders and (ii) the Waiver Fee, (b) the representations and warranties set forth in Section 2 hereof are true and correct (as set forth on an officer's certificate delivered to the Administrative Agent) and (c) all fees and expenses required to be paid or reimbursed by the Borrower pursuant hereto or to the Credit Agreement or otherwise, including all invoiced fees and expenses of counsel to the Administrative Agent shall have been paid or reimbursed, on or prior to effectiveness as applicable.

                  SECTION 5. Credit Agreement. Except as specifically waived hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. Without limiting the generality of the foregoing, the waivers contemplated under
Section 1(a), (b) and (c) above shall not affect the obligations of the Borrower to deliver other certificates required by the Credit Agreement except as specifically set forth in Section 1(a), (b) or (c), provided that the Administrative Agent may take such actions reasonably requested by the Borrower with respect to delivery of such required certificates to other Lenders to the extent necessary to ensure that the Borrower is in compliance with Regulation FD of the Securities Exchange Act of 1934. This Waiver shall be a Loan Document for all purposes.

                  SECTION 6. APPLICABLE LAW. THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 7. Counterparts. This Waiver may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed signature page to this Waiver by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Waiver.

                  SECTION 8. Expenses. The Borrower agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Waiver, including the fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.

                  SECTION 9. Headings. The headings of this Waiver are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.


                                        3
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                  IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed by their respective authorized officers as of the day and year first written above.

                                        COLLINS & AIKMAN PRODUCTS CO.,

                                         by
                                            -----------------------------------
                                            Name:
                                            Title:


                                        COLLINS & AIKMAN CORPORATION,

                                         by
                                            -----------------------------------
                                            Name:
                                            Title:




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                                        JPMORGAN CHASE BANK, N.A.,
                                        individually and as Administrative Agent and Collateral Agent,

                                         by
                                            -----------------------------------
                                            Name:
                                            Title:


                                        CREDIT SUISSE FIRST BOSTON,
                                        individually and as Syndication Agent,

                                         by
                                            -----------------------------------
                                            Name:
                                            Title:

                                         by
                                            -----------------------------------
                                            Name:
                                            Title:


                                        CREDIT SUISSE FIRST BOSTON,
                                        CAYMAN ISLANDS BRANCH, as a Lender,

                                         by
                                            -----------------------------------
                                            Name:
                                            Title:

                                         by
                                            -----------------------------------
                                            Name:
                                            Title:


                                        DEUTSCHE BANK SECURITIES INC.,
                                        individually and as Documentation Agent,

                                         by
                                            -----------------------------------
                                            Name:
                                            Title:


                                        DEUTSCHE BANK TRUST COMPANY
                                        AMERICAS, as a Lender,

                                         by
                                            -----------------------------------
                                            Name:
                                            Title:




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                                                        SIGNATURE PAGE TO WAIVER
                                                 DATED AS OF MARCH        , 2005
                                                                   ------





To Approve the Waiver:




Name of Institution
                    -----------------------------------------------------------

                                         by
                                            -----------------------------------
                                            Name:
                                            Title: